ZAGG INC INVESTOR DAY © 2017 ZAGG IP Holding Co., Inc. TML-0066-B CONFIDENTIAL: Information contained herein is subject to non-disclosure agreement or other confidentiality requirements.

Cautionary note regarding forward-looking statements Forward-Looking Statements This presentation of ZAGG Inc (“ZAGG,” the “Company,” “we” or “us”) contains (and oral communications made by us may contain) “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as "anticipate," "believe," "estimate," "expect," "intend," "plan," "predict," "project," "target," “future,” “seek,” “likely,” “strategy,” “may,” “should,” “will” and similar references to future periods. Examples of forward-looking statements include, among others, statements we make regarding our guidance for the Company and statements that estimate or project future results of operations or the performance of the Company. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current bel iefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, the following: (a) the ability to design, produce, and distribute the creative product solutions required to retain existing customers and to at tract new customers; (b) building and maintaining marketing and distribution functions sufficient to gain meaningful international mark et share for our products; (c) the ability to respond quickly with appropriate products after the adoption and introduction of new mobile devices by major manufacturers like Apple, Samsung, and Google; (d) changes or delays in announced launch schedules for (or r ecalls or withdrawals of) new mobile devices by major manufacturers like Apple, Samsung, and Google; (e) the ability to successfully integrate new operations or acquisitions, (f) the impact of inconsistent quality or reliability of new product offerings; (g) the impact of lower profit margins in certain new and existing product categories, including certain mophie products; (h) the impacts of changes in economic conditions, including on customer demand; (i) managing inventory in light of constantly shifting consumer demand; (j) the failure of information systems or technology solutions or the failure to secure information system data, failure to comply with privacy laws, security breaches, or the effect on the company from cyber-attacks, terrorist incidents, or the threat of terrorist incidents; (k) adoption of or changes in accounting policies, principles, or estimates; (l) changes in law, economic and financial conditions, including the effect of enactment of US tax reform or other tax law changes; and (m) changes in US and international trade policy and tariffs, including the possible effect of recent US tariff proposals on selected materials used in the manufacture of products sold by the Company which are sourced from China. New factors emerge from time to time and it is not possible for management to predict all such factors, nor can it assess the impact of any such factor on the business or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement. Readers should also review the risks and uncertainties listed in our most recent Annual Report on Form 10-K and other reports we file with the U.S. Securities and Exchange Commission, including (but not limited to) Item 1A - "Risk Factors" in the Form 10-K and Management's Discussion and Analysis of Financial Condition and Results of Operations and the risks described therein from time to time. We undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise. The forward-looking statements contained in this presentation are intended to qualify for the safe harbor provisions of Section 27A of the Securi ties Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. This presentation also contains estimates and other statistical data made by independent parties and by ZAGG relating to mark et share, growth and other industry data. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. We have not independently verified the statistical and other industry data generated by independent parties and contained in this presentation and, accordingly, cannot guarantee their accuracy or completeness. In addition, projections, assumptions and estimates of our future performance and the future performance of the markets in which we compet e are necessarily subject to a high degree of uncertainty and risk due to a variety of factors. These and other factors could ca use results or outcomes to differ materially from those expressed in the estimates made by the independent parties and by ZAGG. Non-GAAP Financial Measures This presentation also includes certain non-GAAP financial measures, Adjusted EBITDA and Adjusted EBITDA Margin. Readers are cautioned that Adjusted EBITDA (earnings before interest, taxes, depreciation, amortization, stock -based compensation expense, other income (expense), mophie transaction expenses, mophie fair value inventory write-up related to acquisition, mophie restructuring charges, mophie employee retention bonus, loss on disputed mophie purchase price (2016 only), and impairment of intangible asset) and Adjusted EBITDA Margin (Adjusted EBITDA stated as a percentage of revenue) are not financial measures under US generally accepted accounting principles (“GAAP”). In addition, this financial information should not be construed as an alternative to any other measure of performance determined in accordance with GAAP, or as an indicator of operating performance, liquidity or cash flows generated by operating, investing and financing activities, as there may be significant factors or trends that it fails to address. As such, it should be read only in conjunction with our consolidated financial statements prepared in accordance with GAAP. We present Adjusted EBITDA and Adjusted EBITDA Margin because we believe that they are helpful to some investors as measures of performance. We caution readers that non-GAAP financial information, by its nature, departs from traditional accounting conventions. Accordingly, its use can make it difficult to compare current results with results from other reporting periods and with the financial results of other companies. We have provided a reconciliation of Adjusted EBITDA and Adjusted EBITDA Margin to the most directly comparable GAAP measures, which is available in the appendix. © 2017 ZAGG IP Holding Co., Inc. TML-0066-B CONFIDENTIAL: Information contained herein is subject to non-disclosure agreement or other confidentiality requirements.

Empowering the Mobile Lifestyle © 2017 ZAGG IP Holding Co., Inc. TML-0066-B CONFIDENTIAL: Information contained herein is subject to non-disclosure agreement or other confidentiality requirements.

Market Leading Brands in Mobile Lifestyle #1 market share (64%) #1 market share (31%) #2 market share (24%) Battery cases External power Wireless charging #1 market share (52%) Market leadership Key player in value position Screen protection Folio keyboards Audio Source: The NPD Group / Retail Tracking Service for the last three months ended June 30, 2018; NPD data refers only to U.S. r etail sales Note: Screen protection, battery cases, ex ternal pow er and folio key board market share based on dollar share. © 2017 ZAGG IP Holding Co., Inc. TML-0066-B CONFIDENTIAL: Information contained herein is subject to non-disclosure agreement or other confidentiality requirements.

© 2017 ZAGG IP Holding Co., Inc. TML-0066-B CONFIDENTIAL: Information contained herein is subject to non-disclosure agreement or other confidentiality requirements.

Vision - $1.0B © 2017 ZAGG IP Holding Co., Inc. TML-0066-B CONFIDENTIAL: Information contained herein is subject to non-disclosure agreement or other confidentiality requirements.

We Remain Focused on Our Corporate Values & Objectives © 2017 ZAGG IP Holding Co., Inc. TML-0066-B CONFIDENTIAL: Information contained herein is subject to non-disclosure agreement or other confidentiality requirements.

© 2017 ZAGG IP Holding Co., Inc. TML-0066-B CONFIDENTIAL: Information contained herein is subject to non-disclosure agreement or other confidentiality requirements.

Experienced senior management team



Chris Ahern, *CEO*

Prior experience: Dell, AST Computer

Years at ZAGG: 4
Years of experience: 21



Brad J. Holiday, *CFO*

Prior experience: Callaway, Nike, Pizza Hut, General Mills

Years at ZAGG: 3
Years of experience: 41



Brian Stech, *President*

Prior experience: steelseries, Motorola, iGo, Purina

Years at ZAGG: 4
Years of experience: 21



Jim Kearns, *COO*

Prior experience: hp, Dell, Apple

Years at ZAGG: 6 Days
Years of experience: 30



Abby Barraclough, General Counsel

Prior experience: Thorpe North Western

Years at ZAGG: 7
Years of experience: 18



Taylor Smith, *VP of Finance & Accounting*

Prior experience: KPMG, Novell

Years at ZAGG: 7
Years of experience: 16



Steve Bain, *GM of ZAGG, InvisibleShield, IFROGZ*

Prior experience: simply·mac, GameStop, T-Mobile

Years at ZAGG: 1.5
Years of experience: 26



Robert Johnson, GM of mophie

Prior experience: adidas, TaylorMade, Erickson, McCann

Years at ZAGG: 5 months
Years of experience: 25



Gavin Slevin, GM of International

Prior experience: Dell, Samsung

Years at ZAGG: 3
Years of experience: 19



Matt Smith, VP of Corporate Development

Prior experience: LANDESK, Silicon Valley Law Group

Years at ZAGG: 1
Years of experience: 16

Senior leadership has assembled a talented and dedicated management team which has transformed ZAGG and positioned the company for continued growth

ZAGG Inc | ZAGG mophie InvisibleShield BRAVEN IFROGZ

© 2017 ZAGG IP Holding Co., Inc. TML-0066-B
CONFIDENTIAL: Information contained herein is subject to non-disclosure agreement or other confidentiality requirements.

Agenda ▪ Product, Brand, Distribution ▪ ZAGG BU ▪ mophie BU ▪ International BU ▪ Financial Overview ▪ Wrap Up/Q&A ▪ Lunch and Product Demos © 2017 ZAGG IP Holding Co., Inc. TML-0066-B CONFIDENTIAL: Information contained herein is subject to non-disclosure agreement or other confidentiality requirements.

BRIAN STECH PRESIDENT © 2017 ZAGG IP Holding Co., Inc. TML-0066-B CONFIDENTIAL: Information contained herein is subject to non-disclosure agreement or other confidentiality requirements.

Our story…thus far A History of Innovation © 2017 ZAGG IP Holding Co., Inc. TML-0066-B CONFIDENTIAL: Information contained herein is subject to non-disclosure agreement or other confidentiality requirements.

A History of Innovation Category Pioneer & Creators ▪ Screen Protection ▪ Battery Phone Cases ▪ Portable Batteries ▪ Wireless Charging ▪ Tablet Keyboards ▪ Phone Cases ▪ Rugged Bluetooth Speakers ▪ Waterproof Bluetooth Speakers Patent Portfolio ▪ 10X growth since 2013 2018 Best Wireless Bluetooth Speaker © 2017 ZAGG IP Holding Co., Inc. TML-0066-B CONFIDENTIAL: Information contained herein is subject to non-disclosure agreement or other confidentiality requirements.

Aligned With Top OEMs © 2017 ZAGG IP Holding Co., Inc. TML-0066-B CONFIDENTIAL: Information contained herein is subject to non-disclosure agreement or other confidentiality requirements.

Recent Innovations mophie mophie ZAGG InvisibleShield charge stream pad+ powerstation Nomad Book VisionGuard w/lighting in © 2017 ZAGG IP Holding Co., Inc. TML-0066-B CONFIDENTIAL: Information contained herein is subject to non-disclosure agreement or other confidentiality requirements.

Innovation © 2017 ZAGG IP Holding Co., Inc. TML-0066-B CONFIDENTIAL: Information contained herein is subject to non-disclosure agreement or other confidentiality requirements.

Innovation + Global Distribution Drives Long-Term Profitable Growth © 2017 ZAGG IP Holding Co., Inc. TML-0066-B CONFIDENTIAL: Information contained herein is subject to non-disclosure agreement or other confidentiality requirements.

Innovation + Distribution Drives Long-Term Profitable Growth ZAGG LEVERS ▪ Global Distribution INPUT OUTPUT ▪ Amplified Through Brands Innovation Long-term, Profitable Growth ▪ Operational Excellence ▪ Customer Care © 2017 ZAGG IP Holding Co., Inc. TML-0066-B CONFIDENTIAL: Information contained herein is subject to non-disclosure agreement or other confidentiality requirements.

© 2017 ZAGG IP Holding Co., Inc. TML-0066-B CONFIDENTIAL: Information contained herein is subject to non-disclosure agreement or other confidentiality requirements.

Mobile Lifestyle—Massive, Growing Market 2018 Estimate1 $100B+ 4% Annual Growth 1 Internal ZAGG estimate © 2017 ZAGG IP Holding Co., Inc. TML-0066-B CONFIDENTIAL: Information contained herein is subject to non-disclosure agreement or other confidentiality requirements.

Growth – Doors & Channels Considerable Americas door growth with additional penetration opportunities globally % US % Intl. Americas Door Count Revenue Share 84% 16%* * Under-indexed vs. OEM Revenue Share 64,496 45,634 42,202 32,161 25,065 2013 2014 2015 2016 2017 Source: ZAGG 2017 Revenue By Geography © 2017 ZAGG IP Holding Co., Inc. TML-0066-B CONFIDENTIAL: Information contained herein is subject to non-disclosure agreement or other confidentiality requirements.

Growth – Categories

Significant organic and inorganic expansion opportunities available

ZAGG Inc

mophie

- **Power Cases**
- **Portable Power**
- **Wireless Charging**
- Cables & Adapters
- Car & Wall Chargers
- Docks & Stands
- Protective Cases
- Smartwatch Accys
- B2B Charging

ZAGG

- **Tablet Keyboards**
- Tablet/Laptop Cases
- Hubs
- Docks
- Computer Keyboards
- Mice
- Presenters
- BT Speakerphones
- Computer Headsets

INVISIBLE SHIELD

- **Screen Protection**
- Insurance
- Services
- Protective Cases
- External protection

IFROGZ

- **BT Earbuds**
- **BT Headphones**
- BT Speakers

BRAVEN

- **BT Speakers**
- **BT Earbuds**
- **BT Headphones**
- **Home Audio**
- **Alexa Enabled**
- **Google Home Enabled**
- **Cortana Enabled**

M&A

- TBD

ZAGG Inc | ZAGG mophie INVISIBLE SHIELD BRAVEN IFROGZ

© 2017 ZAGG IP Holding Co., Inc. TML-0066-B
CONFIDENTIAL: Information contained herein is subject to non-disclosure agreement or other confidentiality requirements.

Empowering A Mobile Lifestyle Screen Protection Tablet Portable Keyboards Power BT Power Earbuds Cases BT Wireless Headphones Charging BT Speakers © 2017 ZAGG IP Holding Co., Inc. TML-0066-B CONFIDENTIAL: Information contained herein is subject to non-disclosure agreement or other confidentiality requirements.

Empowering A Mobile Lifestyle Screen Tablet Protection Keyboards Insurance Docks Phone & Hubs Cases Power Services Cases BT Portable Office Power Speaker- phones BT Wireless Headphones Charging & Earbuds BT Smart- Cables & Speakers watch Adapters Accessories © 2017 ZAGG IP Holding Co., Inc. TML-0066-B CONFIDENTIAL: Information contained herein is subject to non-disclosure agreement or other confidentiality requirements.

Innovation Amplified Through Marketing and Brands PR/Earned Media Retail Paid Media/ Social/ Brand Partnerships Events Advertising Influencers © 2017 ZAGG IP Holding Co., Inc. TML-0066-B CONFIDENTIAL: Information contained herein is subject to non-disclosure agreement or other confidentiality requirements.

Frictionless to Stickiness The Long-Term Value of Outstanding Customer Care © 2017 ZAGG IP Holding Co., Inc. TML-0066-B CONFIDENTIAL: Information contained herein is subject to non-disclosure agreement or other confidentiality requirements.

Highly Scalable Engine Purchase price / acquisition date (amounts in millions) Cumulative Net Sales1 Keyboard IP acquisition $350+ $2.5 (2011) ▪ Global Distribution $300+ $100 (2011) ▪ Amplified Through Brands ▪ Operational Excellence ▪ Customer Care $500+ $100 (2016) TBD $5 (2018) 1Expected cumulative sales for the year-ended December 31, 2018, assuming midpoint of net sales guidance © 2017 ZAGG IP Holding Co., Inc. TML-0066-B CONFIDENTIAL: Information contained herein is subject to non-disclosure agreement or other confidentiality requirements.

STEVE BAIN GM, ZAGG © 2017 ZAGG IP Holding Co., Inc. TML-0066-B CONFIDENTIAL: Information contained herein is subject to non-disclosure agreement or other confidentiality requirements.

ZAGG Business Unit © 2017 ZAGG IP Holding Co., Inc. TML-0066-B CONFIDENTIAL: Information contained herein is subject to non-disclosure agreement or other confidentiality requirements.

InvisibleShield
#1 SELLING SCREEN PROTECTION
#1 selling mobile screen protector
165 MILLION SOLD
More than 165 million sold worldwide
550+ AUTHORIZED WARRANTY LOCATIONS
550+ Authorized InvisibleShield warranty retail locations in the U.S. & Canada
*The NPD Group, Inc., U.S. Retail Tracking Service, Cell Phone Screen Protection, based on units and dollars sold, Jan 2014 – June 2001

ZAGG Inc | ZAGG mophie. INVISIBLE SHIELD BRAVEN IFROGZ

© 2017 ZAGG IP Holding Co., Inc. TML-0066-B
CONFIDENTIAL: Information contained herein is subject to non-disclosure agreement or other confidentiality requirements.

Screen Protection Category Growth $1,000 $980 $980 $960 $940 $920 $900 Millions $877 $880 $857 $860 12% $840 $820 2% $800 $780 2015 2016 2017 Source: The NPD Group / Retail Tracking The NPD Group, Inc., U.S. Retail Tracking Service, Cell Phone Screen Protection , January 2015 – December 2017; NPD data refers only to U.S. retail sales © 2017 ZAGG IP Holding Co., Inc. TML-0066-B CONFIDENTIAL: Information contained herein is subject to non-disclosure agreement or other confidentiality requirements.

Market Share Growth 60% 54% 51% 50% 42% 40% 34% 30% 20% 2014 2015 2016 2017 The NPD Group, Inc., U.S. Retail Tracking Service, Cell Phone Screen Protection for the last twelve months ended January 2014 – December 2017; NPD data refers only to U.S. retail sales © 2017 ZAGG IP Holding Co., Inc. TML-0066-B CONFIDENTIAL: Information contained herein is subject to non-disclosure agreement or other confidentiality requirements. InvisibleShield market share gains of ~20 points driven by:

Glass+ VisionGuard Filters Harmful Blue Light

Medical Conditions

- *Digital Eye Strain*
- *Computer Vision Syndrome*

Symptoms of Digital Eye Strain Include

- Dry or irritated eyes
- Premature eye aging (especially for children)
- Sleep disruption and sleep loss
- Blurred vision



In Partnership with



WITH
eyesafe

eyesafe
by Healthe

VISION HEALTH ADVISORY

The EyeSafe Vision Health Advisory Board and Healthe are made up of leading ophthalmic and vision MD professionals focused on fighting blindness and saving sight.

MEMBERS OF

THE VISION COUNCIL · Prevent Blindness · CEDARS ASPENS

ZAGG Inc | ZAGG · mophie · INVISIBLE SHIELD · BRAVEN · IFROGZ

© 2017 ZAGG IP Holding Co., Inc. TML-0088-B
CONFIDENTIAL: Information contained herein is subject to non-disclosure agreement or other confidentiality requirements.

InvisibleShield On-Demand ▪ 7,500 device designs ▪ 550 US locations ▪ 3,500+ global locations ▪ Push technology for same-day service Need modified ISOD graphic © 2017 ZAGG IP Holding Co., Inc. TML-0066-B CONFIDENTIAL: Information contained herein is subject to non-disclosure agreement or other confidentiality requirements.

CPR – Cell Phone Repair 2 times when consumers need screen protection: ▪ when they buy their phone ▪ when they break their phone 450+ locations © 2017 ZAGG IP Holding Co., Inc. TML-0066-B CONFIDENTIAL: Information contained herein is subject to non-disclosure agreement or other confidentiality requirements.

CPR Locations in U.S. & Canada © 2017 ZAGG IP Holding Co., Inc. TML-0066-B CONFIDENTIAL: Information contained herein is subject to non-disclosure agreement or other confidentiality requirements.

CPR Locations in U.S. & Canada © 2017 ZAGG IP Holding Co., Inc. TML-0066-B CONFIDENTIAL: Information contained herein is subject to non-disclosure agreement or other confidentiality requirements.

ROBERT JOHNSON GM, mophie © 2017 ZAGG IP Holding Co., Inc. TML-0066-B CONFIDENTIAL: Information contained herein is subject to non-disclosure agreement or other confidentiality requirements.

A doctor and a mountain. © 2017 ZAGG IP Holding Co., Inc. TML-0066-B CONFIDENTIAL: Information contained herein is subject to non-disclosure agreement or other confidentiality requirements.

Business & Market: The Past © 2017 ZAGG IP Holding Co., Inc. TML-0066-B CONFIDENTIAL: Information contained herein is subject to non-disclosure agreement or other confidentiality requirements.

Product & Innovation: The Past © 2017 ZAGG IP Holding Co., Inc. TML-0066-B CONFIDENTIAL: Information contained herein is subject to non-disclosure agreement or other confidentiality requirements.

Business & Market: The Present The leading mobile battery case, portable The most focused and accomplished battery, and wireless power case brand in the innovation lab in mobile power. U.S.* Created the battery case category for mobile mophie is not a mobile accessory, devices. it’s a mobile necessity. *Source: The NPD Group, Inc., U.S. Retail Tracking Service, Cell Phone Device Protection, Charging Case, Based on Dollars & Units, Dec. 2016- Nov. 2017. Mobile Battery Case Portable Battery Wireless Charging © 2017 ZAGG IP Holding Co., Inc. TML-0066-B CONFIDENTIAL: Information contained herein is subject to non-disclosure agreement or other confidentiality requirements.

The Business & Market: The Future Power is Life, period. © 2017 ZAGG IP Holding Co., Inc. TML-0066-B CONFIDENTIAL: Information contained herein is subject to non-disclosure agreement or other confidentiality requirements.

Wireless Adoption World-Class Brands Part of Our Lives © 2017 ZAGG IP Holding Co., Inc. TML-0066-B CONFIDENTIAL: Information contained herein is subject to non-disclosure agreement or other confidentiality requirements.

Product & Innovation: The Present © 2017 ZAGG IP Holding Co., Inc. TML-0066-B CONFIDENTIAL: Information contained herein is subject to non-disclosure agreement or other confidentiality requirements.

Product & Innovation: The Future Speed Ease © 2017 ZAGG IP Holding Co., Inc. TML-0066-B CONFIDENTIAL: Information contained herein is subject to non-disclosure agreement or other confidentiality requirements.

Product & Innovation: The Future Brand Elasticity © 2017 ZAGG IP Holding Co., Inc. TML-0066-B CONFIDENTIAL: Information contained herein is subject to non-disclosure agreement or other confidentiality requirements.

GAVIN SLEVIN GM, INTERNATIONAL © 2017 ZAGG IP Holding Co., Inc. TML-0066-B CONFIDENTIAL: Information contained herein is subject to non-disclosure agreement or other confidentiality requirements.

International Overview Shannon, Ireland Shenzhen Office Hong Kong Office China © 2017 ZAGG IP Holding Co., Inc. TML-0066-B CONFIDENTIAL: Information contained herein is subject to non-disclosure agreement or other confidentiality requirements.

International business growing steadily Growth of the business 2014-2017 2014 2015 2016 2017 46% 24% 72% 82% © 2017 ZAGG IP Holding Co., Inc. TML-0066-B CONFIDENTIAL: Information contained herein is subject to non-disclosure agreement or other confidentiality requirements.

International Growth Drivers EMEA ASIA • ISoD • Online • Accelerate China • B2B Focus • Telco, CE • Online (.com) • ISoD Roll out Aus/NZ/HK • Core Business - DACH © 2017 ZAGG IP Holding Co., Inc. TML-0066-B CONFIDENTIAL: Information contained herein is subject to non-disclosure agreement or other confidentiality requirements.

LIVE FEARLESSLY © 2017 ZAGG IP Holding Co., Inc. TML-0066-B CONFIDENTIAL: Information contained herein is subject to non-disclosure agreement or other confidentiality requirements.

B2B in International Corporate Government Education Hospitality Finance © 2017 ZAGG IP Holding Co., Inc. TML-0066-B CONFIDENTIAL: Information contained herein is subject to non-disclosure agreement or other confidentiality requirements.

Online International is home to the biggest e-commerce markets in the world. 70% of Global Population in International Worlds Largest eCommerce markets • 70% of world population • China is the largest projected to grow to 4.88 o EMEA 741 MN (10%) trillion US dollars in 2021* o APAC - 4.4BN (60%) • Japan is the 4th largest • China and India the largest • UK 3rd largest (Amazons 4th). • Diverse consumer base - digitally engaged and affluent • Germany is the 5th largest (2nd largest Amazon market after US) *Source: Statista.com © 2017 ZAGG IP Holding Co., Inc. TML-0066-B CONFIDENTIAL: Information contained herein is subject to non-disclosure agreement or other confidentiality requirements.

TAYLOR SMITH VP, FINANCE © 2017 ZAGG IP Holding Co., Inc. TML-0066-B CONFIDENTIAL: Information contained herein is subject to non-disclosure agreement or other confidentiality requirements.

Compelling Sales Growth Net Sales (amounts in millions, except percentages) $560 +8% $519 +29% $402 +49% $269 2015 2016¹ 2017 2 2018E 3 1 The Company acquired mophie on March 3, 2016 2 The Company launches wireless charging pad for iPhone 8, 8+ and iPhone X. 3 Midpoint of 2018 net sales guidance © 2017 ZAGG IP Holding Co., Inc. TML-0066-B CONFIDENTIAL: Information contained herein is subject to non-disclosure agreement or other confidentiality requirements.

Increasing Profitability Adjusted EBITDA1 (amounts in millions, except percentages) $79 $73 $42 $37 2015 2016 2017 2 2018E 3 Adjusted EBITDA 16% 9% 14% 14% margin % 1 Adjusted EBITDA is defined as earnings before interest, taxes, depreciation, amortization, stock-based compensation expense, other income (expense), mophie transaction costs, mophie fair value inventory write-up related to acquisition, mophie restructuring charges, mophie employee retention bonus, and the loss on disputed mophie purchase price (2016) 2 mophie Adjusted EBITDA of ($16mm); ZAGG Adjusted EBITDA of $53mm 3 Midpoint of 2018 Adjusted EBITDA guidance © 2017 ZAGG IP Holding Co., Inc. TML-0066-B CONFIDENTIAL: Information contained herein is subject to non-disclosure agreement or other confidentiality requirements.

Operational Performance Inventory Turns1 1Inventory turns defined as trailing 12-month sales divided by period-end inventory. © 2017 ZAGG IP Holding Co., Inc. TML-0066-B CONFIDENTIAL: Information contained herein is subject to non-disclosure agreement or other confidentiality requirements.

Strong Balance Sheet Net Debt1 (amounts in millions) $80 $69 $70 $60 $50 $40 $30 $20 $10 $1 $0 Q1 Q2 Q3 Q4 2016 2017 2018 1 Net debt defined as total debt less cash. © 2017 ZAGG IP Holding Co., Inc. TML-0066-B CONFIDENTIAL: Information contained herein is subject to non-disclosure agreement or other confidentiality requirements.

Strong Balance Sheet – Use of Cash ZAGG History of Share Repurchase1 (amounts in millions) Cumulative Cash Spent of Share Repurchase $45.0 $40.7 $40.0 $35.0 $30.0 $25.0 $20.0 $15.0 $10.0 $5.0 $0.0 2013 2014 2015 2016 2017 2018 YTD 1 1 ZAGG has repurchasedZAGG has 6.3 repurchased million shares 6.3 at anmillion average shares price atof an$6.51. average price of $6.51. © 2017 ZAGG IP Holding Co., Inc. TML-0066-B CONFIDENTIAL: Information contained herein is subject to non-disclosure agreement or other confidentiality requirements.

Strong Balance Sheet – Use of Cash ZAGG M&A History (amounts in millions) Purchase price / acquisition date Cumulative Net Sales1 Keyboard IP acquisition $350+ $2.5 (2011) $300+ $100 (2011) $500+ $100 (2016) TBD $5 (2018) 1Expected cumulative sales for the year-ended December 31, 2018, assuming midpoint of net sales guidance © 2017 ZAGG IP Holding Co., Inc. TML-0066-B CONFIDENTIAL: Information contained herein is subject to non-disclosure agreement or other confidentiality requirements.

Long Range Plan (“LRP”) $147M $3.57 $1B 15% $79M $560M 14% $1.40 20181 LRP 20181 LRP 20181 LRP Net Sales EPS Adjusted EBITDA 1 Midpoint of 2018 guidance Amounts in millions, except per share data and percentages © 2017 ZAGG IP Holding Co., Inc. TML-0066-B CONFIDENTIAL: Information contained herein is subject to non-disclosure agreement or other confidentiality requirements.

CHRIS AHERN CEO © 2017 ZAGG IP Holding Co., Inc. TML-0066-B CONFIDENTIAL: Information contained herein is subject to non-disclosure agreement or other confidentiality requirements.

Q&A © 2017 ZAGG IP Holding Co., Inc. TML-0066-B CONFIDENTIAL: Information contained herein is subject to non-disclosure agreement or other confidentiality requirements.

Appendix © 2017 ZAGG IP Holding Co., Inc. TML-0066-B CONFIDENTIAL: Information contained herein is subject to non-disclosure agreement or other confidentiality requirements.

Projected 2018 Guidance 2018 Guidance1 (amounts in millions, except per share data and percentages) ▪ Net sales in a range of $550 - $570 ▪ Gross profit as a percentage of net sales in the low to mid 30’s range ▪ Adjusted EBITDA of $77 - $80 ▪ Diluted earnings per share of $1.30 - $1.50 ▪ Annual effective tax rate of approximately 25% 1 Midpoint of 2018 guidance © 2017 ZAGG IP Holding Co., Inc. TML-0066-B CONFIDENTIAL: Information contained herein is subject to non-disclosure agreement or other confidentiality requirements.

Solid Start to the First Half of 2018 Results for Six Months ended Q2 2018 (amounts in millions, except per share data and percentages) Six Months Ended June 30, 2018 June 30, 2017 $ Change % Change Net sales $ 230.6 $ 208.2 $ 22.4 11% Gross profit $ 75.3 $ 64.4 $ 10.9 17% Gross profit % 33% 31% Net income (loss) $ 10.2 $ (2.7) $ 12.9 478% Diluted earnings (loss) per share $ 0.36 $ (0.10) $ 0.46 460% Adjusted EBITDA $ 24.5 $ 14.8 $ 9.7 66% Adjusted EBITDA % 11% 7% © 2017 ZAGG IP Holding Co., Inc. TML-0066-B CONFIDENTIAL: Information contained herein is subject to non-disclosure agreement or other confidentiality requirements.

Non-GAAP Reconciliation (annual periods)

(amounts in millions, except percentages)

	Years Ended				
	Actual	Actual	Actual	Guidance[1]	
	December 31, 2015	December 31, 2016	December 31, 2017	December 31, 2018	Long-range Plan
Net income (loss) in accordance with U.S. GAAP	$ 15.6	$ (15.6)	$ 15.1	$ 40.7	$ 96.0
Adjustments:					
a. Stock-based compensation expense	3.9	3.8	3.6	3.3	4.6
b. Depreciation and amortization	12.9	22.3	21.9	18.3	12.3
c. Impairment of intangible asset	-	-	2.0	-	-
d. Other expense, net	0.2	2.2	1.4	1.9	2.4
e. Transaction expense	0.2	2.6	-	-	-
f. mophie fair value of inventory write-up	-	2.6	-	-	-
g. mophie restructuring charges	-	2.2	0.4	-	-
h. mophie employee retention bonus	-	0.8	0.3	-	-
i. Loss on disputed mophie purchase price	-	24.3		-	-
j. Recovery of reserves on note receivable	(0.7)	-		-	-
h. Consulting fee to former CEO	-	-	-	0.7	-
i. Income tax provision	10.1	(8.0)	28.3	13.6	32.0
Adjusted EBITDA	$ 42.2	$ 37.2	$ 73.0	$ 78.5	$ 147.3
Net sales in accordance with GAAP	$ 269.1	$ 401.9	$ 519.5	$ 560.0	$ 1,000.0
Adjusted EBITDA margin (Net sales/Adjusted EBITDA)	16%	9%	14%	14%	15%

ZAGG Inc | ZAGG mophie INVISIBLE SHIELD BRAVEN IFROGZ

© 2017 ZAGG IP Holding Co., Inc. TML-0088-B
CONFIDENTIAL: Information contained herein is subject to non-disclosure agreement or other confidentiality requirements.

Non-GAAP Reconciliation (interim periods) (amounts in millions, except percentages) Six Months Ended June 30, 2018 June 30, 2017 Net income (loss) in accordance with U.S. GAAP $ 10.2 $ (2.7) Adjustments: a. Stock-based compensation expense 1.4 1.7 b. Depreciation and amortization 9.3 11.0 c. Impairment of intangible asset - 2.0 d. Other expense, net 1.1 1.1 e. Transaction expense 0.0 0.5 f. mophie restructuring charges - 0.4 g. mophie employee retention bonus - 0.3 h. Consulting fee to former CEO 0.7 - i. Income tax provision 1.8 0.5 Adjusted EBITDA $ 24.5 $ 14.8 Net sales in accordance with GAAP $ 230.6 $ 208.2 Adjusted EBITDA margin (Net sales/Adjusted EBITDA) 11% 7% © 2017 ZAGG IP Holding Co., Inc. TML-0066-B CONFIDENTIAL: Information contained herein is subject to non-disclosure agreement or other confidentiality requirements.